SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


                    Amendment to Application or Report filed
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: April 18, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                   95-4721385
----------------           ---------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)               Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

=========================================================+=============


The undersigned hereby amends the following items, financial statements, exhibits or other portions of this Current Report on Form 8-K as set forth on the page attached hereto:

Item 4.  Changes in Accountants


         On April 4, 2003, Lichter, Weil & Associates, independent auditors to the registrant, resigned. The Audit Committee of the Board of Directors has approved the change of the accountant and is currently conducting a search for new auditors.


          During the past two years ending December 31, 2000, and December 31, 2001, the accountant's reports accompanying the audited financial statements of the registrant prepared by Lichter, Weil & Associates contained an opinion that expressed that certain conditions indicated the Company might be unable to continue as a going concern.


         Such reports contained no disagreement with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.


         In March 2003, the former accountant advised the registrant of the need to expand the scope of its audit, that information had come to the accountant's attention during the time period covered by the audit then under way, that if further investigated, may have caused it to question management's representations or the information contained within its financial statements. Due to the accountant's resignation on April 4, 2003, concurrently with the preliminary assessments of, and the commencement of, the additional work required for an investigation, the accountant did not expand the scope of its audit or conduct such further investigation beyond such preliminary steps.


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Former accountant has furnished the registrant with a letter addressed to the Commission stating that it agrees with the statements made by the registrant in response to this Item 304(a).







Date:  April 18, 2003                        Accesspoint corporation
      -------------------

                               By:  /s/ Christine Crocker
                                    -----------------------------------------
                                    Christine Crocker
                                    Secretary

April 17, 2003



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 included in the Form 8-K/A dated April 17, 2003 of Accesspoint Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein as they relate to us.

Sincerely,

/s/ Lawrence P. Lichter
----------------------------
Lawrence P. Lichter
Partner, Lichter, Weil & Associates